Exhibit 10.1

Execution Form

WAIVER AND EIGHTH AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

This Waiver and Eighth Amendment to Amended and Restated Credit Agreement (this “Amendment”) dated as of August 1, 2007 (the “Effective Date”), is by and among PENN VIRGINIA CORPORATION, a Virginia corporation (the “Borrower”), the Lenders (as defined in the Credit Agreement referred to below) party hereto, and JPMORGAN CHASE BANK, N.A. (successor by merger to Bank One, N.A. (Main Office Chicago)) (the “Administrative Agent”).

R E C I T A L S:

WHEREAS, the Borrower, each Lender then a party thereto, the Administrative Agent, the other agents party thereto, and the LC Issuer have heretofore entered into that certain Amended and Restated Credit Agreement dated as of December 4, 2003, as amended by that certain Consent and First Amendment to Amended and Restated Credit Agreement dated as of December 29, 2004, and as amended by that certain Second Amendment to Amended and Restated Credit Agreement dated as of December 15, 2005, and as amended by that certain Third Amendment to Amended and Restated Credit Agreement dated as of April 14, 2006, and as amended by that certain Fourth Amendment to Amended and Restated Credit Agreement dated as of August 25, 2006, and as amended by that certain Fifth Amendment to Amended and Restated Credit Agreement dated as of November 1, 2006, and as amended by that certain Sixth Amendment to Amended and Restated Credit Agreement dated as of April 13, 2007, and as amended by that certain Seventh Amendment to Amended and Restated Credit Agreement dated as of June 12, 2007, and as otherwise amended, supplemented or modified from time to time prior to the Effective Date (the “Credit Agreement”), pursuant to which the Lenders have agreed to make revolving credit loans to, and participate in letters of credit issued for, the benefit of the Borrower under the terms and provisions stated therein; and

WHEREAS, the Borrower has requested that the Lenders make certain modifications to the Credit Agreement as more particularly set forth below, subject to the terms and conditions set forth herein and in the Credit Agreement as amended hereby; and

WHEREAS, subject to the terms and conditions of this Amendment and the Credit Agreement, each of the Lenders party hereto and the Administrative Agent have agreed to enter into this Amendment in order to effectuate such amendments and modifications to the Credit Agreement;

NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Definitions. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meaning as in the Credit Agreement.

Section 2. Waiver of Section 6.1.9(i). Each of the Administrative Agent, the LC Issuer and each Lender party hereto hereby agrees to waive and suspend from the Effective Date until December 15, 2007, compliance by the Borrower and its Restricted Subsidiaries with

Section 6.1.9(i) of the Credit Agreement, which requires that the Borrower shall, or shall cause its Restricted Subsidiaries to, maintain Mortgages on Oil and Gas Properties having an aggregate value such that, after giving effect to all such Mortgages, the Mortgaged Properties will represent at least the lesser of (i) 75% of the total value of the Oil and Gas Properties evaluated in the most recent Reserve Report and included in the Borrowing Base after giving effect to exploration and production activities, acquisitions, dispositions and production or (ii) 125% of the Aggregate Commitment.

Section 3. Amendments to Credit Agreement. The Credit Agreement is hereby amended by deleting the existing Commitment Schedule to the Credit Agreement and inserting in its place the schedule of commitments set forth in Annex 1 attached to this Amendment as the new Commitment Schedule to the Credit Agreement.

Section 4. Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of each of the following conditions precedent:

(a) Executed Amendment. The Administrative Agent shall have received a counterpart of this Amendment duly executed by the Borrower, the Administrative Agent, the LC Issuer and each of the Lenders.

(b) Notes. The Administrative Agent shall have received a Note on behalf each Lender that has requested a Note pursuant to Section 2.13 of the Credit Agreement payable to the order of each such requesting Lender.

(c) Legal Opinions. The Administrative Agent shall have received the written legal opinion of (i) Nancy M. Snyder, Esq., as general counsel to Borrower and the Guarantors, and (ii) Vinson & Elkins L.L.P., as special counsel to Borrower and the Guarantors, each of which shall be addressed to the Administrative Agent, the LC Issuer and the Lenders and shall be in form and substance satisfactory to the Administrative Agent.

(d) Other Conditions. The Borrower shall have confirmed and acknowledged to the Administrative Agent, the LC Issuer and the Lenders, and by its execution and delivery of this Amendment the Borrower does hereby confirm and acknowledge to the Administrative Agent and the Lenders, that (i) the execution, delivery and performance of this Amendment has been duly authorized by all requisite corporate action on the part of the Borrower; (ii) the Credit Agreement and each other Loan Document to which it is a party constitute valid and legally binding agreements enforceable against the Borrower in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws relating to or affecting the enforcement of creditors’ rights generally and by general principles of equity; (iii) the representations and warranties made by the Borrower or any other Loan Party contained in the Credit Agreement and in the other Loan Documents are true and correct on and as of the date hereof in all material respects as though made as of the date hereof; and (iv) no Default or Unmatured Default exists under the Credit Agreement or any of the other Loan Documents.

Section 5. Fees Payable to Lenders. Concurrently with the effectiveness of this Amendment, the Borrower shall pay to the Administrative Agent for the account of each Lender, a fee equal to 0.15% of the positive difference, if any, of (a) such Lender’s Commitment after giving effect to this Amendment minus (b) such Lender’s Commitment immediately prior to the effectiveness of this Amendment.

Section 6. Ratification of Credit Agreement. Except as expressly amended, modified or waived by this Amendment, the terms and provisions of the Credit Agreement and the other Loan Documents are ratified and confirmed in all respects and shall continue in full force and effect.

Section 7. Consent to Amend Mortgages. By executing this Amendment, each Lender party hereto hereby consents to the Administrative Agent and, as applicable, PVA Oil & Gas or PVA Texas, as mortgagor, executing, delivering and filing of record in each appropriate jurisdiction, one or more amendments to each Mortgage to which PVA Oil & Gas or PVA Texas, as applicable, is a party for the purpose of increasing the maximum stated amount of the indebtedness secured by such Mortgage. Notwithstanding the foregoing consent, nothing herein shall obligate the Administrative Agent, PVA Oil & Gas or PVA Texas to amend the Mortgages as set forth above.

Section 8. Expenses. The Borrower agrees to pay on demand all expenses set forth in Section 9.6 of the Credit Agreement.

Section 9. Miscellaneous. (a) On and after the effectiveness of this Amendment, each reference in each Loan Document to “this Agreement”, “this Note”, “this Mortgage”, “this Guaranty”, “this Pledge Agreement”, “hereunder”, “hereof” or words of like import, referring to such Loan Document, and each reference in each other Loan Document to “the Credit Agreement”, “the Notes”, “the Mortgages”, “the Guaranty”, “the Pledge Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, the Notes, or the Mortgage, the Guaranty, the Pledge Agreement or any of them, shall mean and be a reference to such Loan Document, the Credit Agreement, the Notes, the Mortgage, the Guaranty, the Pledge Agreement or any of them, as amended or otherwise modified by this Amendment; (b) the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any default of the Borrower or any right, power or remedy of the Administrative Agent or the Lenders under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents; (c) this Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement; and (d) delivery of an executed counterpart of a signature page to this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 10. Severability. Any provisions of this Amendment held by court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provisions so held to be invalid or unenforceable.

Section 11. Applicable Law; Entire Agreement. THIS AMENDMENT AND EACH OTHER LOAN DOCUMENT DELIVERED PURSUANT HERETO (OTHER THAN THOSE CONTAINING A CONTRARY EXPRESS CHOICE OF LAW PROVISION) SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS (WITHOUT REGARD TO PRINCIPLES OF THE CONFLICTS OF LAW), BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

Section 12. Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the Agents, the LC Issuer, the Lenders and the Borrower and their respective successors and assigns.

Section 13. Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart.

Section 14. Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

Section 15. NO ORAL AGREEMENTS. THIS AMENDMENT AND ALL OTHER INSTRUMENTS, DOCUMENTS AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION HEREWITH REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES WITH RESPECT TO THE MATTERS HEREIN CONTAINED, AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[Signature pages follow]

EXECUTED as of the day and year first above written.

BORROWER:

PENN VIRGINIA CORPORATION, as Borrower

By:	/s/ Frank A. Pici
Name:	Frank A. Pici
Title:	Executive Vice President and Chief Financial Officer

ADMINISTRATIVE AGENT AND LENDERS

JPMORGAN CHASE BANK, N.A. (successor by merger to Bank One, N.A. (Main Office Chicago)), as Administrative Agent and as a Lender

By:	/s/ Jo Linda Papadakis
Name:	Jo Linda Papadakis
Title:	Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Dwight Battle
Name:	Dwight Battle
Title:	Vice President

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Jason S. York
Name:	Jason S. York
Title:	Authorized Signatory

BNP PARIBAS, as a Lender

By:	/s/ Douglas R. Liftman
Name:	Douglas R. Liftman
Title:	Managing Director

and

By:	/s/ Betsy Jocher
Name:	Betsy Jocher
Title:	Director

BANK OF AMERICA, N.A., successor by merger to Fleet National Bank, as a Lender

By:	/s/ Adam H. Fey
Name:	Adam H. Fey
Title:	Vice President

COMERICA BANK, as a Lender

By:	/s/ Huma Manal
Name:	Huma Manal
Title:	Vice President

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Richard C. Munsick
Name:	Richard C. Munsick
Title:	Senior Vice President

FORTIS CAPITAL CORP.,
as a Lender

By:	/s/ Michele Jones
Name:	Michele Jones
Title:	Senior Vice President

and

By:	/s/ Darrell Holley
Name:	Darrell Holley
Title:	Managing Director

MIZUHO CORPORATE BANK, LTD., as a Lender

By:	/s/ Raymond Ventura
Name:	Raymond Ventura
Title:	Deputy General Manager

WELLS FARGO BANK, N.A., as a Lender

By:	/s/ Reed V. Thompson
Name:	Reed V. Thompson
Title:	Senior Vice President

ACKNOWLEDGMENT BY GUARANTORS

Each of the undersigned Guarantors hereby (i) consents to the terms and conditions of that certain Waiver and Eighth Amendment to Amended and Restated Credit Agreement dated as of August 1, 2007 (the “Eighth Amendment”), (ii) acknowledges and agrees that its consent is not required for the effectiveness of the Eighth Amendment, (iii) ratifies and acknowledges its respective Obligations under each Loan Document to which it is a party, and (iv) represents and warrants that (a) no Default or Unmatured Default has occurred and is continuing, (b) it is in full compliance with all covenants and agreements pertaining to it in the Loan Documents, and (c) it has reviewed a copy of the Eighth Amendment.

PENN VIRGINIA HOLDING CORP.,
a Delaware corporation

PENN VIRGINIA OIL & GAS
CORPORATION, a Virginia corporation

PENN VIRGINIA OIL & GAS GP LLC, a Delaware limited liability company

PENN VIRGINIA OIL & GAS LP LLC, a Delaware limited liability company

PENN VIRGINIA MC CORPORATION, a Delaware corporation

PENN VIRGINIA MC ENERGY L.L.C., a Delaware limited liability company

PENN VIRGINIA MC OPERATING COMPANY L.L.C., a Delaware limited liability company

PENN VIRGINIA OIL & GAS, L.P., a Texas limited partnership

By Penn Virginia Oil & Gas GP LLC,
a Delaware limited liability company, as its
general partner

By	/s/ Frank A. Pici
Name:	Frank A. Pici
Title:	Vice President and Chief Financial Officer

ANNEX 1

COMMITMENT SCHEDULE

Lender	Commitment
JPMorgan Chase Bank, N.A.	$60,187,500.00
Wachovia Bank, National Association	$60,187,500.00
Royal Bank of Canada	$47,812,500.00
BNP Paribas	$47,812,500.00
Bank of America, N.A.	$47,812,500.00
Comerica Bank	$37,237,500.00
PNC Bank, National Association	$37,237,500.00
Fortis Capital Corp.	$37,237,500.00
Mizuho Corporate Bank, Ltd.	$37,237,500.00
Wells Fargo Bank, National Association	$37,237,500.00

Total:	$450,000,000.00

Annex 1